UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

ARISTA POWER, INC.
(Exact name of registrant as specified in its charter)

New York	000-53510	16-1610794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Mt. Read Boulevard, Rochester, New York	14615
(Address of principal executive offices)	(Zip Code)

(585) 243-4040
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           At the Annual Meeting of Shareholders of Arista Power, Inc. (the “Company”) on May 28, 2014, the shareholders (the “Shareholders”) of the Company voted and approved an Amendment to the Company’s Amended and Restated 2008 Equity Incentive Plan (the “2008 Plan”) pursuant to which an additional 2,000,000 shares of common stock were approved for issuance under the 2008 Plan.

Any person who is a current or prospective director, officer, employee or consultant of the Company is eligible to receive awards under the 2008 Plan. A description of the material terms of the Plan and the amendments thereto approved by the shareholders was included in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2014.

The above description of the 2008 Plan and the amendments thereto approved by the Shareholders is not intended to be complete and is qualified in its entirety by the specific language in the 2008 Plan, a copy of which is included as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Arista Power, Inc. was held on May 28, 2014.  Shareholders voted on the matters set forth below.

1)           The Shareholders elected the following nominees to the Board of Directors for a three-year term based upon the following votes:

Nominee	Votes For	Votes Against	Broker Non-Votes
William A. Schmitz	14,493,624	46,007	0
George Naselaris	13,913,174	626,457	0

2)           The Shareholders approved the Company’s Amended and Restated 2008 Equity Incentive Plan based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,797,939	722,817	18,875	0

3)           The Shareholders approved an advisory vote on executive compensation based upon the following votes:

Votes For	Votes Against	Abstentions
12,944,404	234,791	1,360,436

There were no broker non-votes for this item.

4)           The Shareholders approved an advisory vote on frequency of future advisory votes on executive compensation to be every three years based upon the following votes:

1 Year	2 Years	3 Years Abstentions
1,618,386	1,496,703	11,244,040
		180,502

There were no broker non-votes for this item.

Item 9.01

(d)           Exhibits

Exhibit Number	Description

10.1	Amended and Restated 2008 Equity Incentive Plan of Arista Power, Inc.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARISTA POWER, INC.

By:	/s/ William A. Schmitz
Name: William A. Schmitz
Title: Chief Executive Officer

Dated: June 2, 2014

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated 2008 Equity Incentive Plan of Arista Power, Inc.

4